SECURITIES AND EXCHANGE COMMISSION
Washington D.C.
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2005

COMMUNICATION INTELLIGENCE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-19301 94-2790442 _____________________ ______________________________ (Commission file number) (IRS employer identification number)

275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065

(Address of principal executive offices)

(650) 802-7888

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

Effective June 3, 2005, Communication Intelligence Corporation (“CIC”) entered into a one year, renewable, license agreement (the “Agreement”) with a finance company that focuses on enabling mobile workforces (the “Licensee”).

Under the Agreement, CIC will provide a quantity of licenses for its Sign-it® product and a license for its SignatureOne™ toolkit. License fees are due thirty days after delivery. Additionally, maintenance fees are due annually.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2005

COMMUNICATION INTELLIGENCE CORPORATION
(Registrant)

By:	/s/ Frank Dane
Frank Dane
Chief Financial Officer

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